Exhibit 10.3(b)

June 1, 2018

Willowbridge Associates Inc.

101 Morgan Lane - Suite 180

Plainsboro, N.J. 08536

Attention: Mr. Steve R. Crane

Re:	Management Agreement Renewals

Dear Mr. Crane:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2019 and all other provisions of the Management Agreements will remain unchanged.

•	CMF Willowbridge Master Fund L.P.

•	Ceres Orion L.P.

•	Ceres Tactical Macro L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mr. Patrick T. Egan at 522 Fifth Avenue – 7th Floor, New York, NY 10036. If you have any questions, I can be reached at 212-296-6808.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Patrick T. Egan
Patrick T. Egan President and Director

WILLOWBRIDGE ASSOCIATES INC.

By:	/s/ Steven R. Crane

Print Name:	Steven R. Crane

PE/tr